                                                                      Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


       Signature                    Title                     Date
       ---------                    -----                     ----



/s/ JOHN F. GRUNDHOFER       Director, Chairman,        February 15, 1995
--------------------------   President and Chief
John F. Grundhofer           Executive Officer

/s/ RICHARD A. ZONA          Vice Chairman and          February 15, 1995
--------------------------   Chief Financial Officer
Richard A. Zona              (principal financial
                             officer)


--------------------------   Senior Vice President      ___________, 1995
David J. Parrin              and Controller
                             (principal accounting
                             officer)

/s/ COLEMAN BLOOMFIELD       Director                   February 15, 1995
--------------------------
Coleman Bloomfield


--------------------------   Director                   ___________, 1995
Roger L. Hale

/s/ DELBERT W. JOHNSON       Director                   February 15, 1995
--------------------------
Delbert W. Johnson

/s/ JOHN H. KAREKEN          Director                   February 15, 1995
--------------------------
John H. Kareken

/s/ NORMAN M. JONES          Director                   February 15, 1995
--------------------------
Norman M. Jones

/s/ RICHARD L. KNOWLTON      Director                   February 15, 1995
--------------------------
Richard L. Knowlton

/s/ KENNETH A. MACKE         Director                   February 15, 1995
--------------------------
Kenneth A. Macke

/s/ MARILYN C. NELSON        Director                   February 15, 1995
--------------------------
Marilyn C. Nelson

/s/ WILL F. NICHOLSON, JR.   Director                   February 15, 1995
--------------------------
Will F. Nicholson, Jr.

/s/ NICHOLAS R. PETRY        Director                   February 15, 1995
--------------------------
Nicholas R. Petry

/s/ EDWARD J. PHILLIPS       Director                   February 15, 1995
--------------------------
Edward J. Phillips

/s/ JAMES J. RENIER          Director                   February 15, 1995
--------------------------
James J. Renier

/s/ S. WALTER RICHEY         Director                   February 15, 1995
--------------------------
S. Walter Richey

/s/ RICHARD L. ROBINSON      Director                   February 15, 1995
--------------------------
Richard L. Robinson

/s/ RICHARD L. SCHALL        Director                   February 15, 1995
--------------------------
Richard L. Schall

/s/ LYLE E. SCHROEDER
--------------------------   Director                   February 15, 1995
Lyle E. Schroeder


                                      -3-